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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 Nos. 333-66714, 333-66712, 333-64688,
333-64690, 33-82486, 33-82488 and 33-63953, and Registration Statement on Form
S-3 No. 333-57932.



ARTHUR ANDERSEN LLP



St. Louis, Missouri,
April 8, 2002